PROPERTY AND EQUIPMENT, NET (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013		Sep. 30, 2012
Property, Plant and Equipment [Line Items]
Buildings and improvements	$ 15,420		$ 14,975
Vehicles	177		172
Other equipment and devices	396		391
Total property and equipment	15,993		15,538
Less: accumulated depreciation	(2,635)		(1,997)
Property and equipment, net	$ 13,358	[1]	$ 13,541	[1]

[1]	*All of the VIE’s assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company’s general assets (Note 3).